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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  July 19, 2001
                Date of Report (Date of earliest event reported)


                             FREEREALTIME.COM, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                 000-27493                   33-0881720
(State or other Jurisdiction  (Commission File Number)        (IRS Employer
     of Incorporation)                                    Identification Number)


      26880 LAGUNA HILLS DRIVE,                                   92656
              SUITE 200
       ALISO VIEJO, CALIFORNIA                                  (Zip Code)

   (Address of principal executive
              offices)


                                 (949) 916-4100
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS

         As previously reported, on April 24, 2001, Freerealtime.com, Inc. (the "Registrant") filed a voluntary bankruptcy petition under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Central District of California, case number SA01-13495JR. The Registrant's wholly-owned subsidiary Freerealtime.com-Canada was included in the petition. The Registrant's other subsidiaries were not included in the petition. These subsidiaries not included in the petition include the following: RedChip.com, Inc.; RedChip Review; Inc.; RedChip Partners, Inc., and RedChip Online, Inc. Since the April 24, 2001 petition date, the Registrant has operated as a debtor in possession and is in compliance with all bankruptcy reporting requirements.

         As a result of the Chapter 11 proceeding, each month the Registrant is required to file with the Bankruptcy Court a schedule of monthly income and expenses, along with selected balance sheet data, (the "Monthly Operating Statement"). On July 19, 2001, the Registrant filed a Monthly Operating Statement with the Bankruptcy Court covering the period of June 1, 2001 to June 30, 2001. This Monthly Operating Statement is filed as Exhibit 99.1 to this Current Report.

         The financial data included in the Monthly Operating Statement is not audited. The Monthly Operating Statement is in a format prescribed by applicable bankruptcy laws. There can be no assurance that, from the perspective of an investor or potential investor in the Registrant's securities, the Monthly Operating Statement is complete. The Monthly Operating Statement also contains information for periods different from those required in the Registrant's reports pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). This information might not be indicative of the Registrant's financial condition or operating results for the period that would be reflected in the Registrant's financial statements or in its reports pursuant to the Exchange Act. Results set forth in any Monthly Operating Statement should not be viewed as indicative of future results.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         99.1 Freerealtime.com, Inc. (Debtor) Monthly Operating Statement for the period from June 1, 2001 to June 30, 2001.




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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Freerealtime.com, Inc.


Date:    August 1, 2001                   By: /s/ Michael Neufeld
                                              ----------------------------------
                                              Michael Neufeld
                                              President, Chief Financial Officer
                                              and Secretary





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